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UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 23, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

  ___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Named Executive Officer Compensation

On February 23, 2005 the Compensation Committee (the "Committee") of the
Board of Directors of Nordstrom, Inc. (the "Company") approved the following executive compensation actions relative to the Company's Named Executive
Officers (as defined in Regulation S-K item 402(a)(3)):

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
	                                          2005-08
	           2004     Stock Option      Performance Share      2005
Named Executive	   Bonus      Grants (#)      Unit Awards (#)     Base Salary
Officer             (1)	         (2)                (3)	             (4)
-----------------------------------------------------------------------------
Blake W. Nordstrom
President          $1,312,500     33,751         6,750            $700,000

Peter E. Nordstrom
Executive Vice
President          $  637,500     20,492         4,098            $450,000

Erik B. Nordstrom
Executive Vice
President          $  637,500     20,492         4,098             $450,000

Michael G. Koppel
Executive Vice President
and Chief Financial
Officer           $  570,605      18,563         3,713             $410,000

James O'Neal
Executive Vice
President         $  548,494      15,077         3,015             $385,000


(1) The 2004 cash bonuses were determined based on the achievement of pre-established performance measures set by the Compensation Committee under the shareholder approved Nordstrom, Inc. Executive Management Group Bonus Plan. The normal form of bonus payments is cash. However, the Committee may either
(a) pay, or (b) allow a participant to elect to receive, all or a portion of their bonus in the form of Company stock. The number of shares of Company stock to be received by the participant is based on the fair market value of the Company's Common Stock on January 29, 2005 ($47.60), the last day of the 2004 fiscal year.

(2) Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan (the "Plan"). Stock option grants have a term of ten years with an exercise price of $52.02, and vesting occurs at the rate of 25% annually beginning one year from the date of grant. The form of Notice of Stock Option Grant and of Stock Option Agreement is attached hereto as
Exhibit 10.1.

(3) Performance Share Units (PSUs) are awarded pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan. PSUs entitle the participant to
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settle in shares of Company Common Stock or cash in lieu thereof upon the achievement of such performance goals as may be established by the Compensation Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. 2005-2008 PSUs are earned over a three-year period. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company's total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers. Additionally, PSUs will only be earned if the Company's total shareholder return for the period is positive. The form of 2005-08 Performance Share Unit Notice and Award Agreement is attached hereto as Exhibit 10.2.

(4) Represents Named Executive Officers' base salaries effective April 1, 2005 set by the Compensation Committee on February 23, 2005.


Lead Director Compensation

On February 23, 2005, the Company's Corporate Governance and Nominating Committee approved the compensation arrangement for the Lead Director, Enrique Hernandez Jr. for the fiscal year ending January 28, 2006. For his continued service as Lead Director, and in addition to the normal director and committee member retainers, Mr. Hernandez will receive Nordstrom, Inc. shares worth $200,000 based upon the closing price of the Company's common stock on February 23, 2005 ($52.02). Per Mr. Hernandez's election for his 2005 Director compensation, all cash fees and stock are to be deferred to his Director Deferred Compensation Plan ("DDCP") account. As such, 3,845 shares of stock will be credited to his DDCP account as stock units. These stock units will be indexed against Company stock while in the plan and will be distributed to Mr. Hernandez as shares of common stock of the Company upon retirement or through pre-determined in-service distributions. Attached hereto as Exhibit 99.2 is a Summary of Lead Director Compensation.

ITEM 5.02(B) AND 5.02(C) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 23, 2005, the Board of Directors approved the appointment of Peter F. Collins as the Company's Principal Accounting Officer, effective immediately. Mr. Collins will be assuming the duties of Principal Accounting Officer from Michael Koppel who will remain as Executive Vice President and Chief Financial Officer of the Company. Mr. Collins will be responsible for all aspects of the Company's accounting and financial reporting.

Mr. Collins has served as the Company's Divisional Vice President/Corporate Controller since April 2004. From July 2002 to March 2004, Mr. Collins was employed at Albertson's, Inc. first as Group Vice President - Corporate Accounting and Reporting, and from January 2003 as Group Vice President and Controller. Mr. Collins has also served in various positions within Arthur Andersen LLP from 1986 through 2002, including partner from 1998 through 2002.

The terms of his existing employment arrangement with the Company, terminable at-will, include an annual base salary of $270,000. Upon hire in April 2004, Mr. Collins received a grant of 10,000 non-qualified stock options with an exercise price equal to the closing price of the Company's common stock on May 24, 2004 ($39.84). Those options will vest equally over four years. In May 2004, Mr. Collins also received 5,000 restricted common shares, which
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will vest equally over three years.  Mr. Collins will continue to be eligible to participate in the Company's various benefit plans and programs generally available to other executives of the Company.

ITEM 8.01  OTHER EVENTS

On February 24, 2005, Nordstrom, Inc. issued a press release announcing that its Board of Directors has authorized a $500 million share repurchase program. The prior $300 million authorization was completed during the fourth quarter of 2004. The shares are expected to be acquired through open market transactions during the next 24 to 36 months. The actual number and timing of share repurchases will be subject to market conditions and applicable SEC rules. A copy of this press release is attached as Exhibit
99.1. Nordstrom has adopted a pre-arranged stock trading plan that is intended to follow the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to effect at least part of the repurchases under the share repurchase program.









































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORDSTROM, INC.



                                             By: /s/ David L. Mackie
                                                --------------------
                                             David L. Mackie
                                             Vice President, Real Estate
                                             and Corporate Secretary


Dated: March 1, 2005






EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

10.1 Form of Notice of Stock Option Grant and Stock Option Agreement under the Nordstrom, Inc. 2004 Equity Incentive Plan

10.2 Form of 2005 Performance Share Unit Notice and Performance Share Unit Award Agreement

10.3 Nordstrom, Inc. 2004 Equity Incentive Plan, incorporated by reference to Registrant's definitive proxy statement filed with the Commission on April 15, 2004.

99.1 Nordstrom, Inc.'s press release dated February 24, 2005 announcing that its Board of Directors authorized a $500 million share repurchase program.

99.2      Summary of Lead Director Compensation